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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


      UNITED STATES                    0-24589                 52-2108333
----------------------------         ------------          ------------------
(State Or Other Jurisdiction         (Commission           (IRS Employer
Of Incorporation)                    File Number)          Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND        21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

                On July 31, 2007, the Board of Directors of BCSB Bancorp, Inc. (the "Company"), its wholly owned subsidiary, Baltimore County Savings Bank, F.S.B. (the "Bank") and Baltimore County Savings Bank, M.H.C. (the "MHC") approved the employment agreement entered into with Anthony Cole, Executive Vice President and Chief Financial Officer of the Company, the Bank and the MHC. The agreement provides for an initial term ending on September 4, 2008. On September 4th of each year, beginning in 2008, the Board of Directors may extend the term for an additional twelve months. The material terms of the agreement also include that:

                o Mr. Cole will receive a base salary of $150,000 per year, subject to annual review by the Board of Directors;

                o Mr. Cole will be eligible to receive bonuses or other incentive compensation at the discretion of the Board of Directors;

                o Mr. Cole will be able to participate in stock benefit plans and health insurance, life insurance, dental insurance, short- and long-term disability and other benefit plans of the Bank available to other employees; and

                o The Board of Directors may, by majority vote, terminate Mr. Cole's employment for cause.

ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                ---------------------------------------------------------
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                --------------------------------------------

                (b) On July 31, 2007, Bonnie M. Klein, the Senior Vice President and Treasurer of the Company and the Bank, resigned as the principal financial officer of the Company and the Bank, effective September 4, 2007. She will continue as Senior Vice President and Treasurer of the Company and the Bank and will be named Controller of the Company and the Bank.

                (c) The Company announced that the Board of Directors has appointed Anthony Cole, to the position of Executive Vice President and Chief Financial Officer of the Company, the Bank and the MHC effective September 4, 2007. For more information, reference is made to the Company's press release dated July 31, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                Mr. Cole, age 46, was the Senior Vice President/Chief Financial Officer of Bay Net Financial, Inc. from January 2000 until March 2007 when Bay Net Financial, Inc. was acquired by Sterling Financial Corporation of Pennsylvania. Mr. Cole is a Certified Public Accountant.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

                (d)   Exhibits

                      Number               Description
                      ------               -----------

                      99.1                 Press Release dated July 31, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       BCSB BANCORP, INC.



Date: August 2, 2007                   By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer